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                                    SPECIMEN
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 SH 0129                    SYNERGISTIC HOLDINGS CORP.
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INCORPORATED                                                     SEE REVERSE
UNDER THE LAWS                                                   FOR CERTAIN
OF THE STATE OF                                                  DEFINITIONS
DELAWARE                                                      CUSIP 87159N 10 5

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THIS CERTIFIES THAT


                                    SPECIMEN

IN THE ORDER OF
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                              CERTIFICATE OF STOCK


This certificate is not valid until countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ xxxxxxxxxxxxxx                   [SEAL]              /s/ xxxxxxxxxxxxxx


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                           SYNERGISTIC HOLDINGS CORP.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION. AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -          Custodian
                    ------------------------------
                    (Cust)                 (Minor)

                    under Uniform Gifts to Minors
                    Act
                        --------------------------
                                 (State)


        Additional abbreviations may also be used not in the above list.


     For Value Received, __________________________ HEREBY SELL, ASSIGN AND

TRANSFER UNTO _________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND

OF THE SHARES APPPOINT ___________________________________________ ATTORNEY
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES


DATED _______________________, 19__


SIGNED _____________________________         __________________________________
THE ABOVE SIGNATURE(S) GUARANTEED BY



                                        _______________________________________
                                        NOTICE THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER